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EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

                                                                                                STATE OR JURISDICTION
NAME                                                                                              OF INCORPORATION
----                                                                                           -------------------
Picor Corporation.........................................................................     Delaware, USA
VLT, Inc..................................................................................     California, USA
Vicor GmbH................................................................................     Germany
VICR Securities Corporation...............................................................     Massachusetts, USA
Vicor France SARL.........................................................................     France
Vicor Italy SRL...........................................................................     Italy
Vicor Hong Kong Ltd.......................................................................     Hong Kong
Vicor U.K. Ltd............................................................................     United Kingdom
Vicor B.V.................................................................................     Netherlands
Vicor Japan Company, Ltd..................................................................     Japan
Vicor Development Corporation.............................................................     Delaware, USA
  Aegis Power Systems, Inc................................................................     Delaware, USA
  Mission Power Systems, Inc..............................................................     Delaware, USA
  Northwest Power Integration, Inc........................................................     Delaware, USA
  Converpower Corporation.................................................................     Delaware, USA
  Freedom Power Systems, Inc..............................................................     Delaware, USA